Special Shareholder Meeting (unaudited)

On April 16, 2009, a Special Meeting of the Shareholders of John Hancock Capital Series and its series, John Hancock Classic Value Fund, was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting on:

Proposal 1: Election of eleven Trustees as members of the Board of Trustees of John Hancock Capital Series.

PROPOSAL 1 PASSED FOR ALL TRUSTEES ON APRIL 16, 2009.

1. Election of eleven Trustees as members of the Board of Trustees of the Trust:
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
James R. Boyle
Affirmative	153,605,601.4781	59.782%	95.228%
Withhold	7,697,737.9989	2.996%	4.772%
TOTAL	161,303,339.4770	62.778%	100.000%
John G. Vrysen
Affirmative	153,671,879.4168	59.808%	95.269%
Withhold	7,631,460.0602	2.970%	4.731%
TOTAL	161,303,339.4770	62.778%	100.000%
James F. Carlin
Affirmative	153,406,809.6394	59.705%	95.105%
Withhold	7,896,529.8376	3.073%	4.895%
TOTAL	161,303,339.4770	62.778%	100.000%
William H. Cunningham
Affirmative	153,539,441.8135	59.756%	95.187%
Withhold	7,763,897.6635	3.022%	4.813%
TOTAL	161,303,339.4770	62.778%	100.000%
Deborah Jackson
Affirmative	153,413,956.1920	59.708%	95.109%
Withhold	7,889,383.2850	3.070%	4.891%
TOTAL	161,303,339.4770	62.778%	100.000%
Charles L. Ladner
Affirmative	153,388,227.3569	59.697%	95.093%
Withhold	7,915,112.1201	3.081%	4.907%
TOTAL	161,303,339.4770	62.778%	100.000%
Stanley Martin
Affirmative	153,518,939.0508	59.748%	95.174%
Withhold	7,784,400.4262	3.030%	4.826%
TOTAL	161,303,339.4770	62.778%	100.000%
Patti McGill Peterson
Affirmative	153,380,504.5348	59.694%	95.088%
Withhold	7,922,834.9422	3.084%	4.912%
TOTAL	161,303,339.4770	62.778%	100.000%

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

John A. Moore
Affirmative	153,486,399.4544	59.736%	95.154%
Withhold	7,816,940.0226	3.042%	4.846%
TOTAL	161,303,339.4770	62.778%	100.000%

Steven R. Pruchansky
Affirmative	153,551,232.1338	59.761%	95.194%
Withhold	7,752,107.3432	3.017%	4.806%
TOTAL	161,303,339.4770	62.778%	100.000%

Gregory A. Russo
Affirmative	153,542,836.3827	59.758%	95.189%
Withhold	7,760,503.0943	3.020%	4.811%
TOTAL	161,303,339.4770	62.778%	100.000%

On May 5, 2009, an adjourned session of a Special Meeting of the Shareholders of John Hancock Capital Series and its series, John Hancock Classic Value Fund, was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting on:

Proposal 2: To approve a new form of Advisory Agreement between John Hancock Capital Series and John Hancock Advisers, LLC.

PROPOSAL 2 DID NOT PASS ON MAY 5, 2009.

2. Approval of a new form of Advisory Agreement between each Trust and John Hancock
Advisers, LLC.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	73,346,456.3160	34.232%	56.089%
Against	2,438,535.8585	1.138%	1.865%
Abstain	2,271,151.5135	1.060%	1.737%
Broker Non-Votes	52,711,211.0000	24.601%	40.309%
TOTAL	130,767,354.6880	61.031%	100.000%

Proposal 3: To approve the following changes to fundamental investment restrictions:

PROPOSALS 3A-3F DID NOT PASS ON MAY 5, 2009.

3.	Approval of the following changes to fundamental investment restrictions:
			% of Outstanding	% of Shares
		No. of Shares	Shares	Present

3A.	Revise: Concentration
Affirmative		73,027,268.5226	34.083%	55.845%
Against		2,778,223.7908	1.297%	2.125%
Abstain		2,250,651.3746	1.050%	1.721%
Broker Non-Votes		52,711,211.0000	24.601%	40.309%
TOTAL		130,767,354.6880	61.031%	100.000%

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

3B. Revise: Diversification

Affirmative	73,139,229.7520	34.135%	55.931%
Against	2,680,842.9008	1.251%	2.050%
Abstain	2,236,069.0352	1.044%	1.710%
Broker Non-Votes	52,711,213.0000	24.601%	40.309%
TOTAL	130,767,354.6880	61.031%	100.000%

3C. Revise: Underwriting

Affirmative	72,939,430.0962	34.042%	55.778%
Against	2,752,564.6821	1.285%	2.105%
Abstain	2,364,145.9097	1.103%	1.808%
Broker Non-Votes	52,711,214.0000	24.601%	40.309%
TOTAL	130,767,354.6880	61.031%	100.000%

3D. Revise: Real Estate

Affirmative	72,929,340.8826	34.037%	55.770%
Against	2,774,647.1167	1.295%	2.122%
Abstain	2,352,150.6887	1.098%	1.799%
Broker Non-Votes	52,711,216.0000	24.601%	40.309%
TOTAL	130,767,354.6880	61.031%	100.000%

3E. Revise: Loans

Affirmative	72,790,337.9838	33.973%	55.664%
Against	2,949,215.9035	1.376%	2.255%
Abstain	2,316,583.8007	1.081%	1.772%
Broker Non-Votes	52,711,217.0000	24.601%	40.309%
TOTAL	130,767,354.6880	61.031%	100.000%

3F. Revise: Senior Securities

Affirmative	72,807,780.7221	33.980%	55.678%
Against	2,878,834.9782	1.344%	2.201%
Abstain	2,369,533.9877	1.106%	1.812%
Broker Non-Votes	52,711,205.0000	24.601%	40.309%
TOTAL	130,767,354.6880	61.031%	100.000%

Proposal 4: To approve amendments changing Rule 12b-1 Plans for certain classes of the Fund from “reimbursement” to “compensation” plans.

PROPOSAL 4 DID NOT PASS FOR ALL CLASSES OF SHARES ON MAY 5, 2009. (There was no
Quorum for Classes C and R1)

Class A

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from
“reimbursement” to “compensation” plans.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	47,322,091.8838	33.900%	48.900%
Against	2,481,766.2499	1.778%	2.564%
Abstain	1,768,354.3853	1.267%	1.827%
Broker Non-Votes	45,202,519.0000	32.382%	46.709%
TOTAL	96,774,731.5190	69.327%	100.000%

Class B

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from
“reimbursement” to “compensation” Plans.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	1,800,382.9444	28.868%	54.310%
Against	89,874.7805	1.441%	2.711%
Abstain	121,691.9091	1.951%	3.671%
Broker Non-Votes	1,303,055.0000	20.893%	39.308%
TOTAL	3,315,004.6340	53.153%	100.000%

Class C

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from
“reimbursement” to “compensation” Plans.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	3,328,830.9812	22.112%	51.462%
Against	309,161.7698	2.054%	4.780%
Abstain	206,312.5740	1.371%	3.190%
Broker Non-Votes	2,624,158.0000	17.432%	40.568%
TOTAL	6,468,463.3250	42.969%	100.000%

Class R1

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from
“reimbursement” to “compensation” Plans.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	230,937.7110	29.451%	81.882%
Against	952.0010	.121%	.338%
Abstain	23,788.0000	3.034%	8.434%
Broker Non-Votes	26,359.0000	3.362%	9.346%
TOTAL	282,036.7120	35.968%	100.000%

Proposal 5: To adopt a manager of manager structure.

PROPOSAL 5 DID NOT PASS ON MAY 5, 2009.

5. Proposal adopting a manager of manager.
Affirmative	61,838,734.4293	28.861%	47.290%
Against	13,872,120.1432	6.474%	10.608%
Abstain	2,345,280.1155	1.095%	1.793%
Broker Non-Votes	52,711,220.0000	24.601%	40.309%
TOTAL	130,767,354.6880	61.031%	100.000%

Proposal 6: To revise merger approval requirements for the Trust.

PROPOSAL 6 DID NOT PASS ON MAY 5, 2009.

6. Revision to merger approval requirements.
Affirmative	85,422,918.6613	33.245%	52.958%
Against	5,230,141.9859	2.036%	3.242%
Abstain	3,359,675.8298	1.308%	2.083%
Broker Non-Votes	67,290,603.0000	26.189%	41.717%
TOTAL	161,303,339.4770	62.778%	100.000%

Special Shareholder Meeting (Unaudited)

On April 16, 2009, a Special Meeting of the Shareholders of John Hancock Capital Series and its series, John Hancock U.S. Global Leaders Growth Fund, was held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting on:

Proposal 1: Election of eleven Trustees as members of the Board of Trustees of John Hancock Capital Series, (the “Trust”).

PROPOSAL 1 PASSED FOR ALL TRUSTEES ON APRIL 16, 2009.

1. Election of eleven Trustees as members of the Board of Trustees of the Trust:
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
James R. Boyle
Affirmative	153,605,601.4781	59.782%	95.228%
Withhold	7,697,737.9989	2.996%	4.772%
TOTAL	161,303,339.4770	62.778%	100.000%
John G. Vrysen
Affirmative	153,671,879.4168	59.808%	95.269%
Withhold	7,631,460.0602	2.970%	4.731%
TOTAL	161,303,339.4770	62.778%	100.000%
James F. Carlin
Affirmative	153,406,809.6394	59.705%	95.105%
Withhold	7,896,529.8376	3.073%	4.895%
TOTAL	161,303,339.4770	62.778%	100.000%
William H. Cunningham
Affirmative	153,539,441.8135	59.756%	95.187%
Withhold	7,763,897.6635	3.022%	4.813%
TOTAL	161,303,339.4770	62.778%	100.000%
Deborah Jackson
Affirmative	153,413,956.1920	59.708%	95.109%
Withhold	7,889,383.2850	3.070%	4.891%
TOTAL	161,303,339.4770	62.778%	100.000%
Charles L. Ladner
Affirmative	153,388,227.3569	59.697%	95.093%
Withhold	7,915,112.1201	3.081%	4.907%
TOTAL	161,303,339.4770	62.778%	100.000%
Stanley Martin
Affirmative	153,518,939.0508	59.748%	95.174%
Withhold	7,784,400.4262	3.030%	4.826%
TOTAL	161,303,339.4770	62.778%	100.000%
Patti McGill Peterson
Affirmative	153,380,504.5348	59.694%	95.088%
Withhold	7,922,834.9422	3.084%	4.912%
TOTAL	161,303,339.4770	62.778%	100.000%

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

John A. Moore
Affirmative	153,486,399.4544	59.736%	95.154%
Withhold	7,816,940.0226	3.042%	4.846%
TOTAL	161,303,339.4770	62.778%	100.000%

Steven R. Pruchansky
Affirmative	153,551,232.1338	59.761%	95.194%
Withhold	7,752,107.3432	3.017%	4.806%
TOTAL	161,303,339.4770	62.778%	100.000%

Gregory A. Russo
Affirmative	153,542,836.3827	59.758%	95.189%
Withhold	7,760,503.0943	3.020%	4.811%
TOTAL	161,303,339.4770	62.778%	100.000%

On May 5, 2009, an adjourned session of a Special Meeting of the Shareholders of John Hancock Capital Series and its series, John Hancock U.S. Global Leaders Growth Fund, was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting on:

Proposal 2: To approve a new form of Advisory Agreement between John Hancock Capital Series and John Hancock Advisers, LLC.

PROPOSAL 2 DID NOT PASS ON MAY 5, 2009.

2. Approval of a new form of Advisory Agreement between each Trust and John Hancock
Advisers, LLC.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	9,265,254.1594	30.734%	40.760%
Against	640,163.1760	2.124%	2.816%
Abstain	660,158.2756	2.190%	2.904%
Broker Non-Votes	12,165,771.0000	40.355%	53.520%
TOTAL	22,731,346.6110	75.403%	100.000%

Proposal 3: To approve the following changes to fundamental investment restrictions:

PROPOSALS 3A-3F DID NOT PASS ON MAY 5, 2009.

3.	Approval of the following changes to fundamental investment restrictions:
			% of Outstanding	% of Shares
		No. of Shares	Shares	Present

3A.	Revise: Concentration
Affirmative		9,331,877.4082	30.955%	41.053%
Against		585,347.9456	1.942%	2.575%
Abstain		648,350.2572	2.151%	2.852%
Broker Non-Votes		12,165,771.0000	40.355%	53.520%
TOTAL		22,731,346.6110	75.403%	100.000%

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

3C. Revise: Underwriting

Affirmative	9,323,477.7501	30.928%	41.015%
Against	635,930.6331	2.109%	2.798%
Abstain	606,167.2278	2.011%	2.667%
Broker Non-Votes	12,165,771.0000	40.355%	53.520%
TOTAL	22,731,346.6110	75.403%	100.000%

3D. Revise: Real Estate

Affirmative	9,238,626.8102	30.646%	40.643%
Against	654,685.2768	2.172%	2.880%
Abstain	672,267.5240	2.230%	2.957%
Broker Non-Votes	12,165,767.0000	40.355%	53.520%
TOTAL	22,731,346.6110	75.403%	100.000%

3E. Revise: Loans

Affirmative	9,149,751.8119	30.352%	40.252%
Against	703,365.5212	2.333%	3.094%
Abstain	712,461.2779	2.363%	3.134%
Broker Non-Votes	12,165,768.0000	40.355%	53.520%
TOTAL	22,731,346.6110	75.403%	100.000%

3F. Revise: Senior Securities

Affirmative	9,258,380.4020	30.712%	40.730%
Against	637,696.0158	2.115%	2.805%
Abstain	669,502.1932	2.221%	2.945%
Broker Non-Votes	12,165,768.0000	40.355%	53.520%
TOTAL	22,731,346.6110	75.403%	100.000%

Proposal 4: To approve amendments changing Rule 12b-1 Plans for certain classes of the Fund from “reimbursement” to “compensation” plans.

PROPOSAL 4 DID NOT PASS FOR ALL CLASSES OF SHARES ON MAY 5, 2009. (There was no
quorum for classes C and R1)

Class A—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from
“reimbursement” to “compensation” Plans.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	6,728,041.8809	28.904%	35.750%
Against	629,050.7016	2.702%	3.343%
Abstain	521,503.4515	2.240%	2.771%
Broker Non-Votes	10,940,929.0000	47.001%	58.136%
TOTAL	18,819,525.0340	80.847%	100.000%

Class B—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from
“reimbursement” to “compensation” Plans.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	1,122,011.2912	42.517%	64.757%
Against	50,678.2282	1.920%	2.925%
Abstain	99,852.7736	3.784%	5.763%
Broker Non-Votes	460,099.0000	17.435%	26.555%
TOTAL	1,732,641.2930	65.656%	100.000%

Class C—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from
“reimbursement” to “compensation” Plans.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	792,468.0858	26.532%	61.255%
Against	76,115.5062	2.548%	5.884%
Abstain	56,257.1800	1.884%	4.349%
Broker Non-Votes	368,866.0000	12.350%	28.512%
TOTAL	1,293,706.7720	43.314%	100.000%

Class R1—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from
“reimbursement” to “compensation” Plans.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	39,614.5120	43.413%	87.167%
Against	50.0000	.055%	.110%
Abstain	5,782.0000	6.336%	12.723%
Broker Non-Votes	.0000	.000%	.000%
TOTAL	45,446.5120	49.804%	100.000%

Proposal 5: To adopt a manager of manager structure.

PROPOSAL 5 DID NOT PASS ON MAY 5, 2009.

5. Proposal adopting a manager of manager structure.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	9,015,301.1801	29.906%	39.660%
Against	793,777.0061	2.633%	3.492%
Abstain	756,502.4248	2.509%	3.328%
Broker Non-Votes	12,165,766.0000	40.355%	53.520%
TOTAL	22,731,346.6110	75.403%	100.000%

Proposal 6: To revise merger approval requirements for the Trust.

PROPOSAL 6 DID NOT PASS ON MAY 5, 2009.

6. Revision to merger approval requirements.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	85,422,918.6613	33.245%	52.958%
Against	5,230,141.9859	2.036%	3.242%
Abstain	3,359,675.8298	1.308%	2.083%
Broker Non-Votes	67,290,603.0000	26.189%	41.717%
TOTAL	161,303,339.4770	62.778%	100.000%